SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2007

Wells Real Estate Fund VII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25606	58-2022629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to Current Report on Form 8-K replaces in its entirety the information contained in the Current Report on Form 8-K for Wells Real Estate Fund VII, L.P., accession number 0001193125-07-031508, which was erroneously filed under Registrant codes for Wells Real Estate Fund VII, L.P. on February 14, 2007, but included information for another registrant, Wells Real Estate Fund VI, L.P. The information included in this Amendment to Current Report on Form 8-K is the same information filed in the Current Report on Form 8-K (also filed on February 14, 2007), accession number 0001193125-07-031578.

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Item 7.01.	Regulation FD Disclosure

On February 14, 2007, Wells Real Estate Fund VII, L.P. (the “Registrant”) sent a letter to the limited partners of the Registrant providing an update of the Registrant’s portfolio along with a distribution check, if applicable. Copies of the letter and Fact Sheet are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
99.1	Letter to limited partners

99.2	Wells Real Estate Fund VII, L.P. Fact Sheet data as of December 31, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	WELLS CAPITAL, INC.
General Partner

		By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

Date: February 14, 2007

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Letter to limited partners

99.2	Wells Real Estate Fund VII, L.P. Fact Sheet data as of December 31, 2006

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